UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2006

ACCELLENT INC.

(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road
Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

(978) 570-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On November 14, 2006, Accellent Inc. (the “Company”) issued a press release announcing the results of the Company’s financial results for the three and nine months ended September 30, 2006 and the restatement of its financial statements for the first and second quarters of 2006 in order to reflect the Company’s conclusion that certain derivative instruments relating to interest rate swap and collar agreements did not qualify for cash flow hedge accounting. The press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release, dated November 14, 2006 (this exhibit is furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2006	ACCELLENT INC.

	By:	/s/ Stewart A. Fisher

		Name:	Stewart A. Fisher
		Title:	Chief Financial Officer, Executive Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 14, 2006 (this exhibit is furnished and not filed)